                                                               EXHIBIT 10.12(ix)

                                 FIRST AMENDMENT
                                       TO
                                CREDIT AGREEMENT


            This First Amendment to Credit Agreement ("Amendment") dated March 10, 1997 is entered into between CREDENTIALS SERVICES INTERNATIONAL, INC., a Delaware corporation ("Borrower"), and LASALLE NATIONAL BANK, a national banking association ("Lender").

                                    Recitals:

            A. Borrower and Lender are parties to a Credit Agreement dated January 14, 1997 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement").

            B. Borrower has requested that Lender amend the Credit Agreement in certain respects and Lender has agreed to enter into this Amendment on the terms and conditions set forth herein.

            NOW, THEREFORE, in consideration of the agreements contained herein and in the Credit Agreement and in consideration of any loans or extensions of credit heretofore, now or hereafter made to or for the benefit of Borrower by Lender, Borrower and Lender agree as follows:

            1. Definitions. Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

            2. Amendments to the Credit Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in
Section 3 below, the Credit Agreement is hereby amended as follows:

                 (a) The definition of "Affiliate" in Section 1.1 of the Credit Agreement is amended by adding the following sentence at the end thereof:

                        "Canterbury Mezzanine Capital, L.P. shall not be deemed
                 an Affiliate of Borrower or any Subsidiary of Borrower solely by virtue of its ownership of the Warrants or the shares of common stock of Borrower issued upon exercise of the Warrants in accordance with the terms thereof."


                 (b) The definition of "Asset Disposition" in Section 1.1 of the Credit Agreement is amended to delete clause (ii) thereof.

                 (c) The definition of "Change of Control" in Section 1.1 of the Credit Agreement is amended to read as follows:

                 ""Change of Control" shall mean any event of series of events by which either (a) Pledgors and any Subsequent Pledgor shall, collectively, cease to own and control 100% of the outstanding capital stock of Borrower (other than the capital stock subject to the Warrants), (b) the Fund shall cease to own, directly or indirectly, beneficially or of record, at least 90% of the issued and outstanding partnership interests of each Pledgor owned by it on the Closing Date (without giving effect to any issuance of options or exercise thereof pursuant to management stock option plan to be adopted by CSI), or (c) the Fund shall cease to own, directly or through one or more intermediaries, at least 51% of the aggregate partnership interests in each Pledgor."

                 (d) The definitions of "Common Stock Pledge Agreement," "Common Stock Pledgor," "Preferred Stock Pledge Agreement" and "Preferred Stock Pledgor" in Section 1.1 of the Credit Agreement are deleted in their entirety.

                 (e) The definition of "Net Issuance Proceeds" in Section 1.1 of the Credit Agreement is amended to read as follows:

                       ""Net Issuance Proceeds" shall mean, in respect of any
                 issuance of debt or equity, cash proceeds received in connection therewith, net of reasonable out-of-pocket costs and expenses paid or incurred in connection therewith in favor of any Person not an Affiliate of Borrower; provided, however, that the term "Net Issuance Proceeds" shall not include (a) any proceeds in respect of the issuance of the Subordinated Indebtedness described in clause (b) of the definition of Subordinated Indebtedness; or (b) any proceeds in respect of the issuance of debt or equity, or both, to the Fund or its designee pursuant to and in accordance with the Securities Purchase Agreement; (c) any proceeds in respect of the issuance of equity to the Fund or its designee pursuant to and in accordance with the Second Securities Purchase Agreement (as defined in the Subordinated Loan Agreement dated March 10, 1997 between Canterbury Mezzanine Capital, L.P. and Borrower (the "Canterbury Loan Agreement"); and (d) the issuance of the Warrants and the shares of common stock of Borrower issued upon the exercise thereof."

                 (f) The definition of "Pledge Agreement" in Section 1.1 of the Credit Agreement is amended to read as follows:

                       ""Pledge Agreements" shall mean the CIS Pledge Agreement
                 and the CSI Pledge Agreement."

                 (g) The definition of "Pledgors" in Section 1.1 of the Credit Agreement is amended to read as follows:

                       ""Pledgors" shall mean, collectively, CSI and CIS."

                 (h) The definition of "Subordinated Indebtedness" in Section
1.1 of the Credit Agreement is amended to read as follows:





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

                       "Subordinated Indebtedness" shall mean (a) the
                 indebtedness of Borrower evidenced by that certain Subordinated Promissory Note of Borrower dated October 1, 1994, payable to TRW Inc. in the original principal amount of $3,000,000, as amended prior to the Closing Date, as amended by Amendment No. 3 to Promissory Note dated March 10, 1997 and as amended, restated or otherwise modified as permitted by the terms of the TRW Subordination Agreement); (b) the indebtedness of Borrower evidenced by that certain Subordinated Note of Borrower dated March 10, 1997 payable to Canterbury Mezzanine Capital, L.P. in the original principal amount of $3,000,000, as amended, restated or otherwise modified as permitted by the terms of the Canterbury Subordination Agreement (the "Canterbury Note"); and
                 (c) any other Indebtedness of Borrower or any Subsidiary of Borrower issued on terms and conditions satisfactory to Lender and the payment of which is subordinated in writing to the payment of the Obligations on terms satisfactory to Lender."

                 (i) The definition of "Subordination Agreements" in Section 1.1 of the Credit Agreement is amended to read as follows:


                       ""Subordination Agreements" shall mean the TRW
                 Subordination Agreement, the Management Fee Subordination Agreement and the Canterbury Subordination Agreement."

                 (j) The following new definitions are added to Section 1.1 of the Credit Agreement and inserted in appropriate alphabetical order:


                       ""Canterbury Subordination Agreement" shall mean that
                 certain Subordination Agreement dated as of March 10, 1997 among Lender, TRW Inc., and Canterbury Mezzanine Capital, L.P., as amended, restated or otherwise modified and in effect from time to time."

                       ""CIS" shall mean CIS Acquisition Partners, L.P., a
                 Delaware limited partnership."

                       ""CIS Pledge Agreement" shall mean that certain Pledge
                 Agreement dated as of the Closing Date made by CIS in favor of Lender, as amended, restated or otherwise modified and in effect from time to time."

                       ""CSI" shall mean CSI Investment Partners II, L.P., a
                 Delaware limited partnership."

                       ""CSI Pledge Agreement" shall mean that certain Amended
                 and Restated Pledge Agreement dated March 10, 1997 made by CSI in favor of Lender, amending and restating the








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                 Preferred Stock Pledge Agreement, as amended, restated or
                 otherwise modified and in effect from time to time."

                       ""Pledge Agreements" shall mean the CSI Pledge Agreement
                 and the CIS Pledge Agreement."

                       ""Warrants" shall mean the warrants to purchase common
                 stock of Borrower issued by Borrower to Canterbury Mezzanine Capital, L.P. pursuant to that certain Warrant Agreement dated March 10, 1997, as in effect on the date hereof."

                 (k) A new Section 1.03 is added to read as follows:

                                  "1.03 Other Definitional Provisions.
                 References in this Agreement to "fiscal year," and "fiscal quarter" and "fiscal month" shall refer to such fiscal period of Borrower. References to any fiscal year ended or ending on September 30 of any year shall mean the fiscal year ended or ending on or about September 30 of such year; references to any fiscal quarter ended or ending on December 31, March 31 or June 30 of any year shall mean the fiscal quarter ended or ending on or about December 31, March 31 or June 30 of such year and references to any fiscal month ended or ending on the last day of such month shall mean the fiscal month ended or ending on or about the last day of such month."

                 (l) Section 6.01 of the Credit Agreement is amended to delete the date "February 15, 1997" in line 3 thereof and inserting in lieu thereof the date "March 15, 1997."

                 (m) Section 6.02(b) of the Credit Agreement is amended by adding at the end thereof the words "and the provisions of Sections 7.16 and 7.17".

                 (n) Section 6.09 of the Credit Agreement is amended to read as follows:

                                  "Performance of Obligations. Borrower shall,
                 and shall cause each of its Subsidiaries to, comply with the provisions of all contracts or agreements to which it is a party or by which it is bound where the failure to so comply could, individually or in the aggregate with all such other failures, reasonably be expected to have a Material Adverse Effect, including, without limitation, using its best efforts to maintain adequate liquidity to process and pay all refund requests within six weeks of receipt thereof."


                 (o) Section 6.14 of the Credit Agreement is amended by deleting subsection (a) thereof.

                 (p) Section 7.06 of the Credit Agreement is amended to read as follows:








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



                                  "7.06 Restricted Payments. Neither Borrower
                 nor any of its Subsidiaries shall declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock or on account of any warrant to acquire such shares, or purchase, redeem or otherwise acquire for value any shares of its capital stock or any warrants, rights or options to acquire such shares now or hereafter outstanding, or any payment in respect of any Subordinated Indebtedness which is prohibited by the terms of any applicable Subordination Agreement, except that (a) any Wholly-Owned Subsidiary of Borrower may declare and pay dividends to Borrower or to any other Wholly-Owned Subsidiary of Borrower, and (b) the Warrants may be exercised in accordance with their terms."

                 (q) Section 7.07 of the Credit Agreement is amended by adding the following words immediately after the words "Management Fee Subordination Agreement" at the end of the first sentence thereof: "and payment of the Management Fee in excess of $250,000 in any one Year shall be subject to the consent of TRW Inc".

                 (r) Article 7 of the Credit Agreement is amended by adding a new Section 7.16 and a new Section 7.17 at the end thereof to read as follows:

                                  "Section 7.16 Mailings and Telemarketing
                 Calls. Borrower shall not make or undertake, or seek to make or undertake, more than (i) 50,000,000 mailings and 3,600,000 telemarketing calls during the fiscal year ending September 30, 1997, (ii) 70,000,000 mailings and 5,000,00 telemarketing calls during the fiscal year ending September 30, 1998 or (iii) an amount for each of mailings and telemarketing calls that is 20% greater than the amount for the preceding year in the case of each fiscal year thereafter. In addition, neither Borrower nor any of its Subsidiaries shall, without the prior written consent of Lender, make or undertake more than two-thirds of the total annual mailings and telemarketing calls (as permitted during any fiscal year pursuant to the next preceding sentence) during the six months ending on March 31 or September 30 of each fiscal year of Borrower.

                                  7.17 Discount Offers. Borrower shall not, in
                 any fiscal year, offer any discount of the subscription price to be paid by any Subscriber other than such discounts to Subscribers not exceeding 25% of the aggregate number of new Subscribers that were not Subscribers during the immediately preceding fiscal year."

                 (s) Section 8.01 of the Credit Agreement is amended to read as follows:



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


                                  "8.01 Minimum EBITDA.

                                  (a) Borrower shall not permit EBITDA for the
                 twelve month period ending on the last day of any calendar quarter set forth below to be less than the minimum amount set forth below opposite such fiscal quarter ending date:


                        Fiscal Quarter Ending                                               Minimum EBITDA
                        ---------------------                                               --------------
                        March 31, 1997                                                        $2,000,000
                        June 30, 1997                                                         $4,000,000
                        September 30, 1997                                                    $6,500,000
                        December 31, 1997 and the
                         last day of each fiscal
                         quarter thereafter                                                   $7,500,000

                 provided, however, that for the quarters ending on each of March 31, 1997 and June 30, 1997, the computation of EBITDA shall be calculated on a year-to-date basis commencing with September 30, 1996.

                                  (b) Borrower shall not permit EBITDA (i) for
                 any fiscal quarter of Borrower ending March 31, June 30 or September 30 to be less than $750,000: and (ii) for any fiscal quarter of Borrower ending December 31 to be less than $250,000."

                 (t) Section 8.03 of the Credit Agreement is amended to read as follows:

                                  "8.03 Debt Service Ratio.

                                  (a) Borrower shall not permit the Debt Service
                 Ratio as determined as of any date set forth below to be less than the minimum ratio set forth below opposite such date:


                        Twelve Months Ending                                               Minimum Ratio
                        --------------------                                               -------------
                        June 30, 1997                                                       1.10 to 1.00
                        September 30, 1997                                                  1.25 to 1.00
                        December 31, 1997 and the                                           1.50 to 1.00
                         last day of each fiscal
                         quarter thereafter

                 provided, however, that for the quarter ending on June 30, 1997, the computation of the Debt Service Ratio shall be calculated on a year-to-date basis commencing with September 30, 1996.



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



                                  (b) Borrower shall not permit the Debt Service
                 Ratio as determined as of the last day of each fiscal quarter
                 (i) for any fiscal quarter of Borrower ending March 31, June 30 or September 30 to be less than 1.20 to 1.00, and (ii) for any fiscal quarter of Borrower ending December 31 to be less than
                 1.00 to 1.00."

                 (u) Section 8.05 of the Credit Agreement is amended to read as follows:

                                  "8.05 Capital Expenditures. Borrower shall not
                 expend, or commit to expend, for Capital Expenditures during any one fiscal year on a non-cumulating basis in excess of (a) $2,100,000 for the fiscal year ending September 30, 1997; and
                 (b) $200,000 for each fiscal year thereafter."


                 (v) Schedule 5.05(b) to the Credit Agreement is amended to read as set forth on revised Schedule 5.05(b) attached to this Amendment.

         3. Consent and Waiver. Lender hereby consents to, and waives any default under Section 7.13 of the Credit Agreement that would otherwise be caused by, the issuance of the Warrants, the exercise of the Warrants in accordance with their terms and Borrower's amendment to its Certificate of Incorporation pursuant to a Certificate of Amendment and Certificate of Retirement and Prohibition of Reissuance of Shares, each as filed in the Office of the Secretary of State of Delaware on March 4, 1997, true and correct copies of which have been furnished by Borrower to Lender.

         4. Conditions to Effectiveness of Amendment. This Amendment shall become effective and be deemed effective as of the date hereof, if, and only if, Borrower shall have received the proceeds of the Canterbury Note and Lender shall have received each of the following:

                 (a) this Amendment, duly executed by Borrower and Lender;

                 (b) the Canterbury Subordination Agreement, duly executed by Lender, TRW Inc. and Canterbury Mezzanine Capital, L.P.;

                 (c) the CSI Pledge Agreement, duly executed by CSI, together with stock certificate representing the shares pledged thereunder with stock powers duly executed in blank;

                 (d) a copy of all material documents executed and delivered by Borrower on or prior to the date of this Amendment in connection with the transactions contemplated by the Canterbury Loan Agreement, including, without limitation, the Canterbury Note, the Warrant Agreement, the Stockholders Agreement, the Management Fee Subordination Agreement, the Second Securities Purchase Agreement and the Collateral Assignment, all as referred to in the Canterbury Loan Agreement; and



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



                 (e) such other documents, instruments and agreements as Lender may reasonably request.

         5. Representations and Warranties.

                 (a) Upon the effectiveness of this Amendment, Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment (except to the extent any such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier dates) and that, as of the effective date of this Amendment and after giving effect hereto, no Default has occurred and is continuing.

                 (b) Borrower hereby represents and warrants that this Amendment and the Credit Agreement, as previously executed and as amended hereby, constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

         6. Reference to and Effect on Credit Agreement.

                 (a) Upon the effectiveness of this Amendment pursuant to
Section 4 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import, and each reference to the Credit Agreement in any instrument or document delivered in connection therewith, shall mean and be a reference to the Credit Agreement as amended hereby.

                 (b) Except as specifically set forth herein, the Credit Agreement, and all other documents, instruments and agreements executed or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

                 (c) This Amendment may be executed in any number of separate counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

                 (d) This Amendment, together with the Credit Agreement and all of the other Loan Documents, embodies the entire agreement and understanding of the parties hereto and supersedes all prior agreements and understandings, written and oral, relating to the subject matter hereof.

                 (e) This Amendment shall be governed by and construed in accordance with the internal law (without regard to the conflict of laws provisions) of the State of Illinois.

                                    * * * * *




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

            IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.



                                     CREDENTIALS SERVICES INTERNATIONAL, INC.



                                     By:     /s/ Thomas J. Maloney
                                             ---------------------------------
                                     Title:  Chairman
                                             ---------------------------------


                                     LASALLE NATIONAL BANK



                                     By:     /s/ Andy [illegible]
                                             ---------------------------------
                                     Title:  Loan Officer
                                             ---------------------------------










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[No page 9 in original.]